SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 15, 2011

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)

601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Northern California Bancorp (the “Company”) files this Current Report on Form 8-K to report that its wholly-owned subsidiary, Monterey County Bank (the “Bank”), entered into an agreement (the “Agreement”) with First Foundation Bank (“First”) to settle litigation related to two loan participations purchased by First.  The Agreement, which was filed with and approved by the court on July 15, 2011, calls for the Bank to pay First $4,183,407.66 for its interest in the properties securing the loan participations, interest, cost, and legal fees.  The Bank will receive properties with current market value totaling $1,816,696.47, an assignment of a judgment in the amount of $4,180,196.62 and recorded a charge to earnings of $2,366,711.19 in the second quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2011	NORTHERN CALIFORNIA BANCORP

	By:	/s/ Charles T. Chrietzberg, Jr.
Chief Executive Officer and President